                                                                  EXHIBIT 10.4


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR SECURITIES LAWS OF ANY STATE, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR EXEMPT FROM THE REGISTRATION REQUIREMENTS THEREOF.


NO. 2                  AMENDED AND RESTATED WARRANT

VOID AFTER 5:00 p.m., Los Angeles, California time, on February 11, 1998.

                                                     Warrant to Purchase 346,668
                                                     Shares of Common Stock


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                       SPELLING ENTERTAINMENT GROUP INC.


                          This is to certify that, for valuable consideration,
receipt of which is hereby acknowledged, REPINVESCO, INC., a Delaware corporation (the "Holder"), is entitled to purchase, subject to the provisions of this Amended and Restated Warrant, from SPELLING ENTERTAINMENT GROUP INC., a Florida corporation (the "Company"), 346,668 fully paid and nonassessable shares of the Common Stock, $.10 par value per share, of the Company (the "Stock"), subject to adjustment as hereinafter set forth, at such price, during such period and subject to such terms as hereinafter set forth. Unless the context otherwise requires, the term "Warrant" or "Warrants" as used herein includes this Warrant and any other Warrant or Warrants which may be issued pursuant to the provisions of this Warrant, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any transferee or transferees or assignee or assignees of the Holder named above, all of whom shall be subject to the provisions of this Warrant, and, when used with reference to shares of Stock, means the holder or holders of such shares of Stock. This Warrant was originally issued pursuant to the terms of that certain Purchase Agreement dated as of January 21, 1993 between Blockbuster Entertainment Corporation (the "Original Holder") and Republic Pictures Corporation ("Republic") and is hereby amended and restated in its entirety pursuant to that certain Agreement and Plan of Merger dated as of December 8, 1993 among the Company, Republic and DE Acquisition Corporation to effectuate the conversion of warrants to acquire shares of common stock, $.01 par value per share, of Republic into warrants to acquire shares of Stock in connection with the merger of a subsidiary of the Company with and into Republic.

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                          SECTION 1.      EXERCISE PRICE.  Subject to the
provisions with respect to adjustment in Section 7, the purchase price for each share of Stock purchasable pursuant hereto shall be $6.9667 per share (hereinafter, as adjusted from time to time as herein required, the "Exercise Price").

                          SECTION 2.      EXERCISE OF WARRANT.  This Warrant
may be exercised, in whole or in part at any time or from time to time, on or prior to 5:00 p.m., Los Angeles, California time, on February 11, 1998 or if such date is a day on which federal or state chartered banking institutions located in the State of California are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender to the Company at its principal office in California of this Warrant and the purchase form annexed hereto duly executed and accompanied by payment, in cash or certified or cashier's check payable to the order of the Company, of the Exercise Price for the number of shares of Stock to be purchased upon exercise of this Warrant. If this Warrant is exercised in part only, the Company shall, promptly after presentation of this Warrant upon such exercise, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the unexercised balance of this Warrant. Upon and as of such receipt of this Warrant and the purchase form by the Company at its principal office in California, in proper form for exercise and accompanied by payment as herein provided, the Holder shall be deemed to be the holder of record of the shares of Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Stock shall not then be actually delivered to the Holder.

                          SECTION 3.      COVENANTS OF COMPANY.  The Company
represents, warrants, covenants and agrees as follows:

                          (a)    The Company has the full corporate power and
authority to enter into and issue this Warrant. The execution, delivery and issuance by the Company of this Warrant has been duly authorized by all necessary corporate action on the part of the Company. This Warrant has been duly executed and delivered by the Company, is validly issued and is a valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof. The shares of Stock issuable upon exercise of this Warrant, when issued in accordance with the terms of this Warrant, will constitute duly authorized and issued, fully paid and nonassessable shares of the Stock. Such shares have been reserved for issuance upon exercise of this Warrant.

                          (b)    The Company will at all times until expiration
of this Warrant reserve and keep available, free from preemptive rights (other than preemptive rights in favor of the Company), out of its authorized but unissued capital stock (or capital stock held in treasury), a number of shares of Stock equal to the total number of shares of Stock issuable upon exercise of this Warrant.

                                        -2-
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                          (c)    Until the expiration of this Warrant, the
Company will provide to or make available to, as the case may be, the Holder the same information, reports and notices as it shall provide to, or make available to, all holders of its capital stock.

                          (d)    For so long as any rights represented by this
Warrant may be exercised, the Company shall give written notice to the Holder by certified or registered mail of any change in the address of the principal office of the Company.

                          SECTION 4.      FRACTIONAL SHARES.  No fractional
shares of Stock or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such share, determined as follows:

                          (a)    If the Stock is listed on a national
securities exchange or admitted to unlisted trading privileges thereon, the current market value shall be the last reported sale price of the Stock on such exchange on the last trading day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices of the Stock for such day on such exchange;

                          (b)    If the Stock is not so listed or admitted to
unlisted trading privileges, the current market value shall be the last reported sale price of the Stock reported by NASDAQ System or, if not so reported, a comparable system selected by the Board of Directors of the Company, on the last trading day prior to the date of the exercise of this Warrant; or

                          (c)    If the Stock is not so listed or admitted to
unlisted trading privileges and sale prices are not so reported, the current value shall be the fair market value on the last business day prior to the date of exercise of this Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, but in no event less than the Exercise Price.

                          SECTION 5.      TRANSFER, EXCHANGE, ASSIGNMENT OR
LOSS OF WARRANT.

                          5.1    This Warrant may not be assigned or
transferred except as provided in this Section 5 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this
Section 5 shall be null and void and of no force and effect.

                          5.2    Prior to any transfer of this Warrant, other
than in an offering registered under the Act, the Holder shall notify the Company in writing of its intention to effect such transfer, indicating the circumstances of the proposed transfer and furnish the

Company with an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the proposed transfer may be made without registration under the Act or registration or qualification under any applicable state securities laws; provided, however, that if the Company receives at least 5 business days' prior written notice of a proposed transfer, and such proposed transfer is by a Holder which is a corporation and a direct or indirect wholly owned subsidiary of the Original Holder, or any successor thereto, to a direct or indirect wholly owned subsidiary of the Original Holder in accordance with applicable corporate law, such opinion shall not be required. The Company will promptly notify the Holder if the opinion of counsel furnished to the Company is reasonably satisfactory to the Company. Unless the Company notifies the Holder within 10 business days after its receipt of such opinion that such opinion is not reasonably satisfactory to counsel for the Company, the Holder may proceed to effect the transfer.

                          5.3    Each certificate for shares of Stock or for
any other security issued or issuable upon exercise of this Warrant shall contain the following legend (unless the Company shall have received an opinion of counsel reasonably satisfactory to it that such legend is not required to assure compliance with the Act):

                          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR SECURITIES LAWS OF ANY STATE, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR EXEMPT FROM THE REGISTRATION REQUIREMENTS THEREOF.

                          The Holder, by accepting this Warrant, agrees and
represents that, unless the shares of Stock to be issued to such Holder upon exercise hereof shall have been registered under the Act prior to the delivery thereof to such Holder, it will acquire such shares for investment and not with a view to their distribution.

                          5.4    Any assignment permitted hereunder shall be
made by surrender of this Warrant to the Company at its principal office in California with the assignment form annexed hereto duly completed and executed. In such event the Company shall, without charge for any issuance or transfer tax or other costs incurred by the Company with respect to such transfer, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company in California together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued.





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                          5.5    Upon receipt by the Company of evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant (provided that an affidavit of the Holder shall be satisfactory for such purpose), and of indemnity satisfactory to it and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void.

                          SECTION 6.      RIGHTS OF HOLDER.  Any Holder of this
Warrant shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of any such Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

                          SECTION 7.      ADJUSTMENT IN THE NUMBER OF WARRANT
SHARES PURCHASABLE AND EXERCISE PRICE.

                          7.1    The number of shares of Stock or other
securities or property for which this Warrant may be exercised and the Exercise Price shall be subject to adjustment as follows:

                          (a)    If the Company, at any time or from time to
time, effects a subdivision or combination, by stock split, reverse stock split or otherwise, of its outstanding shares of Stock into a larger or smaller number of shares of Stock, the number of shares of Stock for which this Warrant may be exercised immediately prior to such subdivision or combination shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Stock and the then applicable Exercise Price shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Stock purchasable upon exercise hereof immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Stock purchasable immediately following such subdivision or combination. Any adjustment under this Paragraph (a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                          (b)    If the Company, at any time or from time to
time, declares a dividend on Stock payable in Stock or securities convertible into Stock the number of shares of Stock for which this Warrant may be exercised shall be increased, as of the close of business on the record date for determining which holders of Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Stock as a result of such dividend (treating for this purpose any securities convertible into Stock as so converted) and the then applicable Exercise Price shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Stock purchasable upon exercise hereof immediately prior to the record date for such dividend and the denominator of which shall be the number of shares of Stock purchasable immediately following the record date for such dividend (treating for this purpose any securities convertible into Stock as so converted).





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                          (c)    If the Company at any time or from time to
time makes, or fixes a record date for the determination of holders of Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Stock or securities convertible into Stock, then and in each such event provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Stock receivable thereupon, the amount of securities of the Company which it would have received had this Warrant been exercised on the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the right of the Holder.

                          (d)    If the Stock issuable upon the exercise of
this Warrant is changed into the same or a different number of shares of any class or classes of stock of the Company or property, whether by recapitalization, reclassification or other exchange (other than a subdivision or combination of shares, or a stock dividend, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 7), then and any in such event the Holder shall have the right thereafter to purchase the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other exchange by holders of the number of shares of Stock with respect to which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or other exchange, all subject to further adjustments as provided herein.

                          (e)    If at any time or from time to time there is a
capital reorganization of the Stock (other than a subdivision or combination of shares or a stock dividend or recapitalization, reclassification or exchange of shares provided for elsewhere in this Section 7) or a consolidation or merger of the Company with or into another entity or the sale of all or substantially all of the Company's assets to another person, then, as part of such capital reorganization, consolidation, merger or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the same kind and number of shares of Stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation, merger or sale had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. Appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the Holder after the reorganization, consolidation, merger or sale to the end that the provisions of this Section 7 (including adjustment of the Exercise Price then in effect and the number of shares or securities deliverable upon exercise of this Warrant) shall be applicable after that event and shall be nearly equivalent to the provisions hereof as may be practicable. If any such reorganization, reclassification, consolidation, merger or sale results in a cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the





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
Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

                          7.2    If the Company shall, other than as provided
in Paragraph (e) of Section 7.1, dissolve, liquidate or wind up its affairs, the Holder shall thereafter have the right to receive upon proper exercise of this Warrant, in lieu of the shares of Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of securities or assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Stock of the Company had the Holder been the holder of record of such shares of Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution.

                          7.3    In each case of an adjustment or readjustment
of the Exercise Price or the number of shares of Stock or other securities issuable upon exercise of this Warrant, the Company, at its expense, shall promptly cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall promptly mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

                          7.4    At the request of the Holder and upon
surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to the adjustment or change made pursuant to this Section 7.

                          SECTION 8.      NOTICES TO WARRANT HOLDER.  In the
event of: (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of Stock of any class or any other securities or property, or to receive any other rights; (ii) any capital reorganization of the Company, any reclassification or recapitalization of the Stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company and any other person; or (iii) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; then the Company shall give to the Holder of this Warrant a notice specifying the date or expected date of any such taking of a record or other event and describing the same in reasonable detail. Such notice shall be given at least 20 days prior to the date therein specified.

                          SECTION 9.      GOVERNING LAW.  This Warrant shall be
construed in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state.





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
                          SECTION 10.     NOTICE.  Notices and other
communications to be given to the Holder of this Warrant or to the Company shall be deemed to be sufficiently given if delivered by hand or mailed, registered or certified mail, postage prepaid, to the following address:

                 If to the Holder:    Repinvesco, Inc.
                                      c/o Blockbuster Entertainment Corporation
                                      One Blockbuster Plaza
                                      Fort Lauderdale, FL  33301
                                      Attn:  Thomas W. Hawkins

                 If to the Company:   Spelling Entertainment Group Inc.
                                      5700 Wilshire Boulevard
                                      Los Angeles, California  90036
                                      Attn:  Thomas P. Carson

or such other address as the Holder or the Company shall have designated by written notice to the other as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

                          SECTION 11.     AMENDMENT.  No amendment to this
Warrant shall be valid unless contained in a writing duly executed by the Holder and the Company.

 IN WITNESS WHEREOF, the Company has executed this Warrant as of April 26, 1994.


                                        SPELLING ENTERTAINMENT GROUP INC.


                                        By:   ______________________________
                                        Title:______________________________




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
                                 PURCHASE FORM


                                                        Dated ____________, 19__


         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Stock and hereby makes payment of $__________ in payment of the actual exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name______________________________________________________________________
                   (Please typewrite or print in block letters)

Address ___________________________________________________________________
        ___________________________________________________________________




                                  Signature:____________________________________

                                ASSIGNMENT FORM


FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

Name ______________________________________________________________________
                 (Please typewrite or print in block letters)

Address____________________________________________________________________

the right to purchase Stock represented by this Warrant to the extent of __________ shares of Stock and does hereby irrevocably constitute and appoint
____________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


                                         Signature________________________



Dated:____________, 19__